CALL OPTION AGREEMENT 购买期权协议

THIS CALL OPTION AGREEMENT (the “Agreement") is dated this _17 day of January, 2011 (“Effective Date”) by and among HongKong Weituo Technical Limited (“HKWT”), a company incorporated under the laws of Hong Kong, Hong Jiang Han (“Holder”), an individual, and Feiying Industrial Co., Ltd. (“San Ming”), a P.R. China wholly-foreign owned enterprise.
此购买期权协议（生效于2011年1月17日）是基于香港威拓科技有限公司（遵从香港法律）、洪江汉（个人名义股东）以及飞鹰实业有限公司（三明）（中国境内外商独资企业）之间的协议。

RECITALS

WHEREAS, Holder is the registered owner of 100% of the issued shares of San Ming (“Call Shares”);

鉴于，持有人拥有三明100%的股权

WHEREAS, San Ming currently owns the land use rights to the property located at _Datian_ for the purpose of developing a _36M meters capacity PU leather production plant (“Plant”);

鉴于，三明目前拥有位于大田的土地使用权，用以开发PU革生产能力约3600万米为目的。

WHEREAS, San Ming currently does not have any operations nor does it plan to operate as a business;

鉴于，三明目前既没有生产经营也没有经营计划；

WHEREAS, Shishi Changsheng Shoe Industry Co., Ltd. (“Shishi Changsheng”), a P.R. China wholly-foreign owned enterprise owned 100% by Holder, Shishi Feiying Plastic Co., Ltd. (“SFP”), a P.R. China wholly-foreign owned enterprise owned 100% by HKWT,  RMB 37,532,546.44 (“SC Loan”) and  San Ming owes SFP RMB 550,000(“SM Loan”)(“SC Loan and SM Loan collectively referred to as “Loans”);

鉴于，石狮昌盛（洪江汉拥有的外商独资企业）欠石狮飞鹰（香港威拓拥有的外商独资企业）人民币37,532,546.44（借款），三明欠石狮飞鹰人民币55万。

WHEREAS, as of the date of this Agreement, Shishi Changsheng, with the consent of SFP, assigned the SC Loan to Holder;

鉴于，截止协议签署之日，在石狮飞鹰的同意下，石狮昌盛与洪江汉签订借款协议

WHEREAS, as of the date of this Agreement, San Ming with the consent of SFP, assigned the SM Loan to Holder;

WHEREAS, HKWT wishes to acquire and Holder wishes to sell all of the Call Shares pursuant to the terms and conditions of this Agreement.

鉴于，根据协议条款，香港威拓欲购买并且持有者也愿意出让其所有的期权所对应股份

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

综上，鉴于更慎重的考虑，协议三方对以下事项达成一致：
1.           Call Option.  Holder hereby grants HKWT a call option right (“Call Option”) to purchase all of the Call Shares for the Purchase Price (“as defined below”). Upon exercise of the Call Option, HKWT will become the registered owner of 100% of the issued shares of San Ming. The Call Option expires three years from the Effective Date (“Option Term”).  The Price Price shall equal 90% of the net tangible asset value of  San Ming (fair market value of the Plant less liabilities) as of the date of the exercise notice as provided in Section 3 below and as appraised by an independent third party appraiser appointed by HKWT at HKWT’s sole expense.

购买期权：持有者授予香港威拓购买期权的权利用来购买所有股权。在执行购买期权时，香港威拓将会拥有三明100%的已发行股权。期权有效期自生效日起为期3年（期权期）。购买价格应该等于三明净资产的90%（资产的市场公允价值减去负债），购买时间是在下面第三部分的执行通知日以及独立第三方评估报告指出的日期。

2.           Consideration for the Call Option. In consideration for the Call Option, HKWT shall pay Holder RMB 37,532,546.44 and RMB 550,000 (“Option Consideration”), the receipt of which is hereby acknowledged by Holder pursuant to the offset of the Loan. The parties acknowledge and agree that the Option Consideration shall be applied towards the Purchase Price upon exercise.

购买期权的补偿：香港威拓应支付给持有者人民币37,532,546.44及人民币550,000作为购买期权的补偿。持有者应该了解此价格是用于抵消关联方借款。协议三方知道并且同意期权补偿将会应用行权时的买价。

3           Manner of Exercise of Call Option.  HKWT shall exercise the Call Option by delivering to Holder a written notice information Holder that HKWT intends to exercise its rights under the Call Option to purchase all of the Call Shares. Such notice shall be delivered to Holder at the address and in the manner provided in the Notice section of this Agreement.  Within thirty (30) days after delivery of the notice, HKWT shall purchase all of the Call Shares from Holder by paying the Purchase Price as adjusted by the Option Consideration as provided in Section 2. Upon receipt of the Purchase Price, Holder shall cause San Ming to transfer the Call Shares to HKWT.

购买期权行权时的方式：香港威拓将通过书面通知的形式告知持有者其将在购买期权选择下执行其权利，即购买所有的股权。此通知需要以协议规定的方式递送到持有者的住址。送达后30天内，香港威拓将按照购买期权解析第二部分的要求通过支付买价从而获取持有者的购买期权。收到买价后，持有者将三明股权转移给香港威拓。

4.           Holder Representations, Warranties and Covenants.

(a)           Holder represents and warrants that, Holder holds of record and owns beneficially all of the Call Shares, free and clear of any restrictions on transfer, taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims and demands.  As of the date of this Agreement, the Holder is not a party to any option, warrant, purchase right, pledge agreement or other contract or commitment that could require the Holder to sell, transfer or otherwise dispose of the Call Shares, except as provided in this Agreement.  Upon HKWT’s purchase of the Call Shares under this Agreement, HKWT will obtain and be fully vested in record and beneficial ownership of the Call Shares, free and clear of any restrictions on transfer, taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims and demands.

持有者的陈述、担保和契约

持有者需陈述并担保以下事项：持有者持有的购买期权在转移、税务、利息、权力、担保、购买权、合同、承诺、权益、声明等方面不具有限制性。截止此协议签署之日，除本协议外，持有者不参与任何选择权、担保、购买权或其他可能要求持有者变卖、转移或处理购买期权股份的合同。关于此协议下香港威拓的选择期权的购买，石狮飞鹰将获得并完全被赋予购买期权的持有者的权利，并在转移、税务、利息、权力、担保、购买权、合同、承诺、权益、声明等方面不具有限制性。

            (b)           Holder represents and warrants that as of the date of this Agreement, Holder and owns 100% of the issues shares of San Ming, and to the best of Holder’s knowledge, there are no options or obligations granted by San Ming to purchase any shares of San Ming.

持有者需陈述并担保以下事项：截止此协议签署之日，三明没有许诺发行期权用于购买三明的股权。

(c)           During the Option Term, Holder shall not transfer, sell, contract to sell, assign, encumber or otherwise dispose of any interest in the Call Shares without HKWT’s prior written consent.

选择期权期限中，在没有香港威拓的书面同意下，持有者不能签署转移、变卖、协议变卖、分配、占用或处理任何关于购买期权的利益协议。

5.           San Ming Representations, Warranties and Covenants. San Ming represents and warrants that, (i) Holder holds of record and owns beneficially all of the Call Shares, free and clear of any restrictions on transfer, taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims and demands; (ii) San Ming and SFP are separate companies, and (iii) there are no promises, guarantees, or commiments from SFP to San Ming or to the Holder as the sole owner of San Ming. Upon HKWT’s purchase of the Call Shares under this Agreement, HKWT will be the 100% owner of all issued shares of San Ming. During the Option term, San Ming will not issue additional capital stock without the prior written consent of HKWT.

三明的陈述、担保和契约。三明陈述并担保：（1）持有者持有的购买权在转移、税务、利息等方面不具有限制性。（2）三明和石狮飞鹰为独立的公司。（3）石狮飞鹰对三明或其持有者没有承诺和担保。此协议下，香港威拓将获得三明100%的股权。期权有效期内，在没有香港威拓书面同意的情况下，三明不得增发。
6.           Entire Agreement.  This Agreement (including the exhibits and schedules attached to it) is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter of the Agreement and supersedes all prior and contemporaneous understandings with respect to it.

整个协议：此协议（包括后附的表格等）为协议三方对整个协议的最终诠释。

7.           Modifications/Amendments.  This Agreement may not be modified, amended, supplemented, or terminated, nor may any obligations under it be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

修订和补充：除了协议三方签署书面协议将其改变，否则此协议可能不会被修改、补充或终止，也不会被废弃。

8.           Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the People’s Republic of China (“China”) without regard for conflict of laws and provisions
管辖法律：此协议依据中华人民共和国相关法律制定，并受其制约。

9.           Notices.  Any notice required or permitted under this Agreement will be deemed given on delivery to the party for whom it is intended at its address of record below.
公告：此协议下任何必须的公告将会递送到各个协议方下述地址。

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Call Option Agreement is executed the date set forth above.

Holder持有者

By	/s/
Hong Jianghan洪江汉

Address:地址

HKWT香港威拓

HongKong Weituo Technical Limited

By	/s/
Name:蔡女士
Title:职位

Address:地址

San Ming 三明

Feiying Industrial Co., Ltd. (San Ming)

By	/s/
Name:黄金杯
Title:职位

Address:地址